                                                              EXHIBIT 10.9(9)(b)

                         CHART HOUSE ENTERPRISES, INC.
                       1996 STOCK OPTION PLAN AGREEMENT

          AGREEMENT dated as of ______________, 19___ by and between Chart House Enterprises, Inc., a Delaware corporation (the "Company") and ________________ _______________ (the "Optionee").

                              W I T N E S S E T H:
                              -------------------

          1. Grant of Option. Pursuant to the provisions of the Chart House
             ---------------
Enterprises, Inc. 1996 Stock Op Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan (as it presently exists and as it may hereafter be amended), and subject to the further terms and conditions hereinafter set forth, the right and option to purchase from the Company all or any part of an aggregate of _______ shares (the "Shares") of the Company's common stock ("Common Stock") at the purchase price of $_______ per share, such option to be exercised as hereinafter provided. This option (the "Option") is not intended to be and will not be treated as, an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The number of Shares with respect to which this Option is exercisable, and the purchase price with respect to each Share to be acquired pursuant to the exercise of the Option herein granted, each are subject to adjustment under certain circumstances, as more fully set forth in the Plan and in Section 7 hereof entitled "Adjustments." The term "Common Stock" as used herein shall include any other class of stock or other securities resulting from such adjustment. Capitalized terms not otherwise defined herein shall have the meanings given to those terms in the Plan.

          2. Duration of Option. The Option herein granted, to the extent not
             ------------------
earlier exercised, will expire at 11:59 p.m. on _______________, being ________ (___) years from the date of grant of this Option, except that the term of this Option is subject to earlier termination pursuant to Section 9 of the Plan and
Section 3 of this Agreement.

          3. Exercise of Option; Vesting Schedule.
             ------------------------------------
          (a) The Vested Portion (as hereinafter defined) of the Option may be exercised to the extent not previously exercised in whole or in part at any time, or from time to time, prior to the expiration of the Option.

          (b) The "Vested Portion" of the Option means the percentage (set forth in the table below) of the total number of Shares specified in Section 1 above, for which the Option is exercisable:

         Period Ending on Date            Vested Portion
         ---------------------            --------------
         (1)  One Year After                     20%
              Date of Grant
         (2)  Two Years After                    40%
              Date of Grant
         (3)  Three Years After                  60%
              Date of Grant
         (4)  Four Years After                   80%
              Date of Grant
         (5)  Five Years After                  100%
              Date of Grant

          (c) This Option shall terminate prior to the expiration of its term upon the Optionee's Termination of Employment (as defined in the Plan) and in the event of Termination of Employment of Optionee, the Optionee may exercise this Option to the extent of the Vested Portion of the Option as of the date of Termination of Employment as follows:

            (1) In the case of Termination of Employment due to permanent and total disability within the meaning of Section 22(e)(3) of the Code, or death, the earlier of the scheduled expiration date set forth in Section 2 above or one
(1) year following such Termination of Employment;

            (2) In the case of Termination of Employment due to retirement, the earlier of the scheduled expiration date set forth in Section 2 above or ninety
(90) days from the date of such Termination of Employment;

            (3) In the case of Termination of Employment for any reason other than retirement, permanent and total disability, death or resulting from a discharge for good cause (as determined by the Committee in its sole discretion), the earlier of the scheduled expiration date set forth in Section 2 above or ninety (90) days following such Termination of Employment;

            (4) In the case of Termination of Employment resulting from a discharge for good cause (as determined by the Committee in its sole discretion), the date of such Termination of Employment.

          (d) If, during the term of this Option, in the event of a "Change in Control" of the Company (as defined in the Plan) or in the event of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Committee may, in its absolute discretion and upon such terms as it deems appropriate, provide by resolution, adopted prior to such event, that at some time prior to the effective date of such event, this Option shall be exercisable as to all the Shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under
Section 3(b); provided, however, that this acceleration of exercisability shall not take place if:

            (1) This Option becomes unexercisable under Section 3(c) prior to the effective date of such event; or

            (2) In connection with the Change in Control or other event or transaction, provision is made for an assumption of this Option or a substitution therefor of a new option by a successor corporation.

          The Committee may make such determination and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated Change in Control or other event or transaction and determinations regarding whether provisions for assumption or substitution have been made in accordance with subsection (d)(2) above.

          4.  Option Exercise Procedure.  The Option granted hereunder may be
              -------------------------
exercised in whole or in part, and may be exercised in part from time to time, all subject to the limitations on exercise set forth in the preceding section. Exercise shall be accomplished by compliance with all applicable rules established by the Committee and by delivery to the Company of a timely written notice of election to exercise in the form attached hereto as Exhibit "1," which shall be irrevocable upon delivery to the principal office of the Company, and addressed to the attention of the Committee or to the Secretary of the Company, accompanied by payment of the purchase price for the Shares with respect to which the Option is exercised. The minimum number of Shares with respect to which this Option may be exercised at any one time is fifty (50), except with respect to the final exercise of this Option this minimum shall not apply. In no event may this Option be exercised for any number of Shares that would require the issuance of anything other than whole Shares.

          5.  Payment of Option Price.   At the time of exercise, the purchase
              -----------------------
price of the Shares as to which the Option is exercised shall be tendered in full to the Company. The purchase price of the Shares shall be paid:

               (a) In cash (including by check) for the Shares with respect to which the Option or portion thereof is exercised; or

               (b) With the consent of the Committee, through the delivery of shares of Common Stock owned by Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

               (c) With the consent of the Committee, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of exercise of the Option equal to the aggregate exercise price of the Option or exercised portion thereof; or

               (d) With the consent of the Committee, through the delivery of a full recourse promissory note bearing interest (at no less than the rate as shall then preclude the imputation of interest under the Code) and payable upon those terms as may be prescribed by the Committee. The Committee may also prescribe the form of the note and the security to be given for the note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where the loan or other extension of credit is prohibited by law; or

               (e) With the consent of the Committee any combination of the consideration provided in the foregoing subparagraphs (a), (b), (c) and (d).

          6.  Investment Representations.  Optionee hereby represents, warrants
              --------------------------
and covenants that none of the Shares purchased upon exercise of the Option will be distributed in violation of applicable federal and state laws and regulations. Upon exercise of the Option, the Optionee shall be deemed to have reaffirmed, as of the date of exercise, the representations made herein. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representations and agreements of Optionee and to effect compliance with applicable federal and state securities laws and regulations.

          7.  Adjustments.  In the event that each of the outstanding shares of
              -----------
Common Stock of the Company are hereafter changed into or exchanged for cash or a different number or kind of shares of stock or other securities of the Company or another corporation by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, then for each share of Common Stock of the Company subject to the Plan (whether or not such shares are at the time subject to outstanding Options) there shall be substituted and exchanged therefor the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed or exchanged to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in the outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per Share.

          8.  Conditions to Issuance of Stock Certificates.  The shares of stock
              --------------------------------------------
deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for Shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions: (a) the admission of the Shares to listing on all stock exchanges, if any, on which that class of stock is then listed; (b) the completion of any registration or other qualification of the Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; (d) the payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and (e) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

          9.  Nontransferability.  This Option shall not be transferable other
              ------------------
than by will or by the laws of descent and distribution. During the lifetime of the Optionee, this Option shall be exercisable by the Optionee only. This Option shall not be pledged or hypothecated in any way and shall not be subject to execution, attachment, or similar process, without the express written consent of the Committee.

          10. Rights of Stockholder.  The Optionee shall have no rights as a
              ---------------------
stockholder with respect to any Shares subject to this Option prior to the date of issuance to him of a certificate or certificates for those Shares.

          11. Consideration to Company.  In consideration of the granting of
              ------------------------
this Option by the Company, the Optionee agrees to render faithful and efficient services as an employee to the Company, a parent corporation or a subsidiary corporation for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as an employee to the Company, any parent corporation or any subsidiary corporation, or shall interfere with or restrict in any way the rights of the Company, its parent corporations and its Subsidiary Corporations, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

          12. Compliance with Law and Regulations.  This Option and the
              -----------------------------------
obligation of the Company to sell and deliver shares shall be subject to applicable federal and state laws, rules and regulations, and to such approvals by any government or regulatory agency as may be required.

          13. Binding Effect. The Optionee hereby acknowledges receipt of a copy
              --------------
of the Plan (attached hereto as Exhibit "2") and agrees to be bound by all the terms and provisions thereof. The terms of the Plan as it presently exists, and as it may hereafter be amended, are deemed incorporated herein by reference, and any conflict between the terms of this Agreement and the provisions of the Plan shall be resolved by the Committee, whose determination shall be final and binding on all parties. In general, and except as otherwise determined by the Committee, the provisions of the Plan shall be deemed to supersede the provisions of this Agreement to the extent of any conflict between the Plan and this Agreement.

          14. Notices. Any notice hereunder to the Company shall be addressed to
              -------
Chart House Enterprises, Inc., 115 South Acacia Avenue, Solana Beach, California 92075, Attention: Secretary. Any notice hereunder to the Optionee shall be addressed to him at the address set forth below, subject to the right of either party to designate at any time hereafter in writing a different address.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Optionee, in acceptance of the above-mentioned Option, subject to the terms of the Plan and this Agreement, has executed this Agreement, all as of the day and year first above written.

CHART HOUSE ENTERPRISES, INC.      __________________________, Optionee

By:                                Address of Optionee:
   --------------------------
Title:
      -----------------------      -------------------------
                                   -------------------------
                                   -------------------------

                                  EXHIBIT "1"
                                  -----------

To:  Chart House Enterprises, Inc.
     115 South Acacia Avenue
     Solana Beach, California  92075

     Attention:  Secretary

Subject:  Notice of Intention to Exercise Option
          --------------------------------------

          I am the "Optionee" under the Chart House Enterprises, Inc. 1996 Stock Option Plan Agreement dated _____________, 19__ (the "Agreement"). Pursuant to the Agreement, I hereby provide you with official notice that I elect to exercise my Option to purchase Shares as follows:

               Number of Shares:  ________________
               Mode of Payment:   ________________

          I understand and agree that the determination of the Fair Market Value of the Shares issued on this exercise of my option shall be made as of the date that this Notice of Exercise is received by the Company in accordance with Sections 2 and 7 of the Chart House Enterprises, Inc. 1996 Stock Option Plan. Concurrently herewith, I have paid any amounts required to be withheld to satisfy any applicable tax withholding as a result of the exercise of my option.

          I understand that this election is irrevocable once it is effective in accordance with the terms of this Agreement.

          In connection with such exercise, I hereby reaffirm that the representations and warranties set forth in Section 6 of the Agreement are now true and correct and in full force and effect with respect to the Shares purchased.

          The certificate for the Shares purchased should be forwarded to me at:

               Address:    _______________________





               Signed:     _______________________
               Print Name: _______________________
               Date:       _______________________

                                  EXHIBIT "2"
                                  -----------

                 [ATTACH A COPY OF THE 1996 STOCK OPTION PLAN]



                                  EXHIBIT "2"